                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   DECEMBER 2, 1999
                                                 -------------------------------

                                  CYGNUS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-18962                94-2978092
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(State or other jurisdiction          (Commission File       (IRS Employer
of incorporation)                     Number)                Identification No.)




              400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA          94063-4719
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                 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (650) 369-4300
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

FIRST EVENT
                  On December 2, 1999, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing the receipt of a CE Certificate for the GlucoWartch-Registered Trademark- monitor, indicating that the product has met the essential requirements and other criteria of the European Community Directive 93/42/ECC, Annex V, Section 3.2. The CE Certificate is required for selling products in the European Community.

SECOND EVENT
                  On December 6, 1999, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.2, announcing that its premarket approval application (PMA) for the GlucoWatch-Registered Trademark-monitor received an unanimous recommendation for approval with conditions by the Food and Drug Administration's (FDA) Clinical Chemistry and Clinical Toxicology Devises Panel of the Medical Devices Advisor Committee.

THIRD EVENT
     Pro Forma Financial information.

     Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1999

     Unaudited Pro Forma Condensed Consolidated Statements of Income for the fiscal year ended December 31, 1998 and the nine month period ending September 30, 1999.

                  On November 17, 1999, the Company signed a binding asset purchase agreement (the "Asset Purchase Agreement") with Ortho-McNeil Pharmaceutical, Inc., a Johnson & Johnson ("J&J") company. In this agreement, the Company will sell most of its drug delivery business (as defined in the 8-K filed by the Company on November 18, 1999) to J&J. The consummation of this transaction is contingent on, among other things, expiration of the Hart-Scott-Rodino waiting period. The transaction is expected to close in the fourth quarter of 1999. The gain reflected on the pro forma balance sheet shown below assumes the transaction is consummated in accordance with the terms of the Asset Purchase Agreement. Consummation of the transaction depends on satisfaction of closing conditions and accordingly, there can be no assurance that a closing will occur. The Company is also considering the termination of its remaining drug delivery collaboration agreements, which could result in a charge to earnings of less than $0.8 million in the fourth quarter of 1999. These agreements accounted for $1.8 million in revenue and $2.4 million in expenses, which are included in the Pro-Forma operating results for the nine months ended September 30, 1999 shown below.

                  The following unaudited pro forma condensed consolidated balance sheet and pro forma condensed consolidated statements of income have been prepared to illustrate the effect of the sale of the drug delivery business of Cygnus, Inc. to J&J and the classification of historical drug delivery segment business as discontinued operations in accordance with Accounting Principles Board Opinion No. 30.

                  The pro forma condensed consolidated balance sheet assumes that the sale was consummated on September 30, 1999. The pro forma condensed consolidated statements of operations assume that the sale was consummated as of January 1, 1998. The pro forma adjustments, and the assumptions on which they are based, are described in the accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements.

                  These pro forma financial statements are based upon, and should be read in conjunction with the historical consolidated financial statements and the related notes, which were previously reported on the Company's 1998 annual report to shareholders on Form 10-K and the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1999.

                  The pro forma information is presented for illustrative purposes only and is not necessarily indicative of operating results or financial position that would have occurred if the divestiture had been consummated on the dates indicated, nor is it necessarily indicative of future operating results or financial position.

                                  CYGNUS, INC.
                 Pro Forma Condensed consolidated Balance Sheet
                               September 30, 1999
                                   (Unaudited)
                                 (In thousands)

                                                                     As Filed
                                                                      In 10-Q       Pro Forma
                                                                    (unaudited)    Adjustments         Pro Forma
                                                              ----------------------------------  --------------------
  ASSETS:
  Current assets:
     Cash and cash equivalents                                     $   18,125      $    18,861  (a)    $   36,986
     Restricted cash                                                      871             ----                871
     Short-term investments                                             3,757             ----              3,757
     Trade accounts receivable, net of allowance                        1,424             ----              1,424
     Prepaid expenses and other current assets                            847             ----                847
                                                              ----------------------------------  --------------------
                  Total current assets                                 25,024           18,861             43,885

  Equipment and leasehold improvements:
     Equipment and leasehold improvements, at cost                     21,751           (5,062) (a)        16,689
       Less accumulated depreciation and amortization                 (14,381)           4,026  (a)       (10,355)
                                                              ----------------------------------  --------------------
                  Net equipment and improvements                        7,370           (1,036)             6,334

     Deferred compensation and other assets                             1,011             ----              1,011
     Deferred financing cost                                            6,299             ----              6,299
                                                              ----------------------------------  --------------------
                  Total assets                                     $   39,704      $    17,825         $   57,529
                                                              ==================================  ====================
  LIABILITIES AND NET CAPITAL DEFICIENCY:
  Current liabilities:
     Accounts payable                                              $    2,253        $    ----         $    2,253
     Accrued compensation                                               3,299             ----              3,299
     Accrued professional services                                        606             ----                606
     Other accrued liabilities                                            910             ----                910
     Customer advances                                                     27             ----                 27
     Current portion of arbitration obligation                            320             ----                320
     Current portion of deferred revenue                                2,120             ----              2,120
     Current portion of long-term debt                                  3,387             ----              3,387
     Current portion of capital lease obligations                         442             ----                442
                                                              ----------------------------------  --------------------
                  Total current liabilities                            13,364             ----             13,364

  Long-term portion of arbitration obligation                          23,909             ----             23,909
  Long-term portion of debt                                             4,158             ----              4,158
  Long-term portion of capital lease obligations                          254             ----                254
  Convertible Debentures                                               17,000             ----             17,000
  Deferred compensation and other long-term liabilities                   416             ----                416

  Stockholders' net capital deficiency:
     Common stock                                                          25             ----                 25
     Additional paid-in-capital                                       172,475             ----            172,475
     Accumulated deficit                                             (191,885)          17,825  (a)      (174,060)
     Accumulated other comprehensive income/(loss)                        (12)                                (12)
                                                              ----------------------------------  --------------------
        Net capital deficiency                                        (19,397)          17,825             (1,572)
                                                              ----------------------------------  --------------------
             Total liabilities and stockholders' net capital
     deficiency                                                    $   39,704        $  17,825         $   57,529
                                                              ==================================  ====================

                                  CYGNUS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  For the Nine Months Ended September 30, 1999
                                   (unaudited)
                      (In thousands, except per share data)

                                                        AS FILED          PRO FORMA                  Pro
                                                        IN 10-Q          ADJUSTMENTS                Forma
                                                                                                   -------
                 PRODUCT REVENUES                    $      ----      $         ----           $      ----
-------------------------------------------
Contract revenues                                         10,278             (7,561)      (b)        2,717
Royalty and other revenues                                   972               (972)      (b)         ----
                                                     -----------      --------------           -----------

                  TOTAL REVENUES                          11,250             (8,533)                 2,717

Costs and expenses:
         Costs of products sold                             ----                ----                  ----
         Research and development                         19,297             (5,335)      (b)       13,962
         Marketing, general and
           administrative                                  5,176             (1,147)      (b)        4,029
                                                     -----------      --------------           -----------

         TOTAL COSTS AND EXPENSES                         24,473             (6,482)                17,991

LOSS FROM OPERATIONS                                     (13,223)            (2,051)               (15,274)

Interest income/(expense), net                            (2,707)               ----                (2,707)
                                                     ------------     --------------           ------------

NET LOSS                                             $   (15,930)     $      (2,051)           $   (17,981)
                                                     ------------     --------------           ------------
                                                     ------------     --------------           ------------

Basic and diluted net loss per share                 $     (0.70)                              $     (0.79)
                                                     ------------                              ------------
                                                     ------------                              ------------
Shares used in computation of basic and diluted
   net loss per share                                      22,854                                   22,854
                                                     ------------                              ------------
                                                     ------------                              ------------

      (See accompanying notes to Pro Forma Condensed Consolidated Financial
                                  Statements.)

                                  CYGNUS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1998
                                   (unaudited)
                      (In thousands, except per share data)

                                                        AS FILED          PRO FORMA                  Pro
                                                        IN 10-K          ADJUSTMENTS                Forma
                                                                                                   -------
                 PRODUCT REVENUES                     $      587      $        (587)      (b)  $      ----
-------------------------------------------
Contract revenues                                         10,178             (7,955)      (b)        2,223
Royalty and other revenues                                   890               (890)      (b)         ----
                                                     -----------      --------------           -----------

                  TOTAL REVENUES                          11,655             (9,432)                 2,223

Costs and expenses:
         Costs of products sold                            3,478             (3,478)      (b)         ----
         Research and development                         32,149             (6,335)      (b)       25,814
         Marketing, general and
           administrative                                 11,730             (2,920)      (b)        8,810
                                                     -----------      --------------           -----------

         TOTAL COSTS AND EXPENSES                         47,357            (12,733)                34,624

LOSS FROM OPERATIONS                                     (35,702)              3,301               (32,401)

Interest income/(expense), net                            (3,726)            (2,738)      (b)       (6,464)
                                                     ------------     --------------           ------------

NET LOSS                                             $   (39,428)     $          563           $   (38,865)
                                                     ------------     --------------           ------------
                                                     ------------     --------------           ------------

Basic and diluted net loss per share                 $     (1.95)                              $     (1.92)
                                                     ------------                              ------------
                                                     ------------                              ------------
Shares used in computation of basic and diluted
   net loss per share                                      20,226                                   20,226
                                                     ------------                              ------------
                                                     ------------                              ------------

      (See accompanying notes to Pro Forma Condensed Consolidated Financial
                                  Statements.)

                  Pro Forma Condensed Consolidated Balance Sheet Adjustments:

                  The pro forma condensed consolidated balance sheet assumes that the sale of the drug delivery business occurred as of September 30, 1999. Assumptions and adjustments to reflect the drug delivery business sale in the condensed consolidated balance sheet include:

(a) To reflect the estimated net cash proceeds and gain on the sale of the drug delivery business to J&J.:

-    $20.0 million  Sales price

-    $ 1.2 million  Estimated costs resulting directly from the sale including transaction fees, sales tax, legal and accounting fees, termination benefits and contract termination expenses

-    $18.8 million  Estimated net cash proceeds

-    $ 1.0 million  Net operating assets of drug delivery business as of
                    September 30, 1999

-    $17.8 million  Estimated after-tax gain

For the purpose of these statements certain employee termination benefits and costs for severance provisions have been included in the estimated costs resulting directly from the sale of the drug delivery business.

                  The asset purchase agreement between the two parties dated November 17, 1999 provides for a payment of up to an additional $55.0 million over the next seven years subject to certain conditions. As this additional consideration is of a contingent nature, it has not been reflected in the pro forma condensed consolidated financial statements or adjustments.

                  Pro Forma Condensed Consolidated Statement of Operations
Adjustments: The pro forma condensed consolidated statements of operations assume that the sale of the drug delivery business occurred as of January 1, 1998. The statements do not include any impact of the gain on disposal or costs related to the sale. The pro forma adjustments (b) are to eliminate results of operations of drug delivery business from historical financial statement amounts and relate entirely to the drug delivery business. In future public filings, historical results will be restated from those previously filed to reflect results of the drug delivery business as discontinued operations in accordance with Accounting Principles Board Opinion No. 30.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         EXHIBIT NUMBER
         --------------

             99.1 Press Release by Cygnus, Inc. dated December 2, 1999 referred to in Item 5 above.

             99.2 Press Release by Cygnus, Inc. dated December 6, 1999 referred to in Item 5 above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CYGNUS, INC.


Date:    December 10, 1999          By:             /s/ Barbara G. McClung
                                             -----------------------------------
                                             Barbara G. McClung
                                             Senior Vice President
                                             and General Counsel